UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______)

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Point.360
(Name of Registrant as Specified in Its Charter)

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POINT.360
2777 N. Ontario Street
Burbank, California 91504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 18, 2010

To the Shareholders of Point.360:

The Annual Meeting of shareholders of Point.360 will be held at 1801 Century Park East, 16th Floor, Los Angeles, CA  90067, on November 18, 2010 at 11:00 a.m., local time, to consider and vote upon the following matters:

1.	The election of directors.
2.	To approve the 2010 Incentive Plan of Point.360.
3.	To ratify and approve the appointment of SingerLewak, LLP as Point.360’s independent registered public accounting firm for our fiscal year ending June 30, 2011.
4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Information concerning these matters, including the names of the nominees for Point.360’s Board of Directors is set forth in the Proxy Statement accompanying this Notice.  Only shareholders of record at the close of business on October 8, 2010 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

You are requested to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage-prepaid, pre-addressed envelope (or to use telephone or internet voting procedures if offered by your broker) whether or not you expect to attend the meeting to ensure that your shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

/s/ Haig S. Bagerdjian
Haig S. Bagerdjian
Chairman of the Board
of Directors, President
and Chief Executive Officer

October 8, 2010

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF OFFERED BY YOUR BROKER) IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

POINT.360
2777 N. Ontario Street
Burbank, California 91504

PROXY STATEMENT

GENERAL INFORMATION

Persons Making the Solicitation

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Point.360 (the “Company”) of proxies for use at the Annual Meeting of Shareholders to be held on November 18, 2010, and at any adjournment or postponement thereof.  This Proxy Statement is first being mailed to shareholders on or about October 8, 2010.  You are requested to sign, date and return the enclosed proxy card (or to use telephone or voting procedures if offered by your broker) in order to ensure that your shares are represented at the meeting.

All shares of the Company’s Common Stock (as defined below under “Record Date and Stock Entitled to Vote”) represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders as provided therein.  Where a shareholder specifies a choice on the proxy with respect to any matter to be voted upon, the shares will be voted accordingly by the proxy holders.  If no direction is given in the proxy, it will be voted “FOR” the election of the directors nominated, “FOR” the approval of the 2010 Incentive Plan of Point.360, “FOR” the ratification and approval of SingerLewak, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 and in accordance with the best judgment of the proxy holders with respect to any other business that properly comes before the annual meeting.

In addition to solicitation by mail, regular employees of the Company and its transfer agent may solicit proxies in person or by telephone without additional compensation.  The Company will pay persons holding shares in their names or in the names of their nominees, but not owning such shares beneficially, for the expenses of forwarding soliciting materials to the beneficial owners.  The Company will bear all expenses incurred in soliciting its shareholders.  Such expenses are estimated not to exceed $10,000.

Revocability of Proxy

Any proxy given by a shareholder of the Company may be revoked at any time before it is voted at the Annual Meeting by a written notice of revocation to the Secretary of the Company, at the address set forth at the top of this page, or by filing a duly executed proxy bearing a later date, or upon request if the shareholder is present at the meeting.  If your shares are held in “street name” and you have instructed your broker or intermediary to vote your shares, you must follow the instructions received from your broker or other intermediary to revoke your instructions.

Record Date and Stock Entitled to Vote

Only holders of record of Common Stock at the close of business on October 8, 2010, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.  The outstanding voting securities of the Company on that date consisted of 10,763,166 shares of Common Stock.

Voting Rights

Holders of the Company’s Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, which number is currently five.  The shareholder may cast these votes all for a single candidate or may distribute the votes among any or all of the candidates.  No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes.  In such an event, the proxy holder may allocate among the management nominees the votes represented by proxies in the proxy holder’s sole discretion.

Quorum; Shareholder Vote

A majority of the outstanding shares of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business.   Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  For purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the item will be required for approval, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the meeting.

Delivery of Multiple Sets of Proxy Materials if Two or More Shareholders Share an Address

To minimize our expenses, one Proxy Statement and one 2010 Form 10-K Report may be delivered to two or more shareholders who share an address unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly upon written or oral request a separate copy of these documents to a shareholder at a shared address to which a single copy of the documents was delivered.  Requests for additional copies of these documents, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to Point.360, 2777 North Ontario Street, Burbank, California 91504, Attention: Corporate Secretary, or by calling our Corporate Secretary at (818) 565-1400.

Request for a Single Set of Proxy Materials

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on November 18, 2010

This Proxy Statement, the accompanying proxy and our 2010 Form 10-K Report are also available on our website at www.point360.com.

ELECTION OF DIRECTORS
(Item 1 on proxy card)

The following table sets forth information concerning the nominees of management for directors for the ensuing year.  Each nominee has agreed to serve as a director if elected.  The term of office for all nominees listed below will expire at the next annual meeting to be held in 2011 or when their successors are elected and qualified.  If any of the nominees listed below is unable to serve as a director, the proxy holders will vote for a substitute nominee or nominees recommended by the Board of Directors.  Additional information about each nominee is set forth in the section of this Proxy Statement entitled “Management.”

	Principal Occupation		Year First
	And Business Experience		Elected
Name	Including Service on Other Boards	Age	Director (D)

Robert A. Baker(A) (B) (C)	President and Chief Executive Officer	71	2000
	of RAB Associates

Haig S. Bagerdjian	Chairman of the Board, President and
	Chief Executive Officer of Point.360	54	2000

Greggory J. Hutchins (B) (C)	Partner, Holthouse Carlin & Van Trigt LLP	49	2000

Sam P. Bell(A) (B) (C)	Retired Managing Partner of Ernst & Young,	74	2002
	Pacific Southwest Region, and Investor

G. Samuel Oki (A) (B) (C)	President, Meta Information Services, Inc.	59	2004

(A)  Member of the Audit Committee
(B)  Member of the Compensation Committee
(C)  Member of the Nominating and Governance Committee
(D) Year elected as a director of Old Point.360, our predecessor company

Meetings and Committees

The standing committees of the Board of Directors are the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee.

Audit Committee

The Audit Committee of our Board of Directors is comprised of Messrs. Oki, Baker and Bell (Chairman). All members of our Audit Committee are independent directors as required by the listing standards of the NASDAQ Global Market and the Securities and Exchange Commission (the “SEC”).  Messrs. Oki, Baker and Bell are each an “audit committee financial expert” as defined by regulations of the SEC.

Our Audit Committee assists our Board in its oversight of our financial reporting process. Our management has primary responsibility for the financial statements and the reporting process, including systems of internal controls. Our independent registered public accounting firm (which we refer to as the independent accountants) is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, our Audit Committee reviews and discusses with management and the independent accountants our audited financial statements. Our Audit Committee discusses with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 and Auditing Standard No. 2 relating to communication with audit committees. In addition, our Audit Committee receives from the independent accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees. Our Audit Committee also discusses with the independent accountants their independence from Point.360 and our management and considers whether the independent auditor’s provision of non-audit services to our company is compatible with maintaining the auditors’ independence.

Our Audit Committee discusses with our independent accountants the overall scope and plans for their audits. Our Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. In addition, our Audit Committee meets with our Chief Executive Officer and Chief Financial Officer to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of our financial statements and the effectiveness of our system of disclosure controls and procedures.

In 2007, the Board adopted a written Audit Committee Charter.  It is available on the Company’s website at www.point360.com.

Nominating and Governance Committee

The Nominating and Governance Committee of our Board of Directors is comprised of Messrs. Baker (Chairman), Hutchins, Bell and Oki. Our Nominating and Governance Committee considers and recommends candidates for election to our Board, advises our Board on director compensation, oversees performance evaluations of our Board and Board committees and advises our Board on corporate governance matters. All members of our Nominating and Governance Committee are independent directors as required by the listing standards of the NASDAQ Global Market.

Our Nominating and Governance Committee will consider and recommend candidates for election to our Board. The Committee will also consider candidates for election to our Board submitted by shareholders. Each member of the committee participates in the review and discussion of director candidates. In addition, a member of our Board of Directors who is not on the committee may meet with and evaluate the suitability of candidates. In making its selection of candidates to recommend for election, the committee will seek persons who have achieved prominence in their field and who possess significant experience in areas of importance to our company. The minimum qualifications that our Nominating and Governance Committee will require in any nominated candidate will include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to our affairs. Candidates would also need to demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all our shareholders rather than those of a specific constituency. Successful candidates will also need to demonstrate significant experience in areas of importance to our company, such as general management, finance, marketing, technology, law, international business or public sector activities.

In 2007, the Board adopted a written Nominating and Governance Committee Charter.  It is available on the Company’s website at www.point360.com.

Compensation Committee

The Compensation Committee of our Board of Directors is comprised of Messrs. Oki (Chairman), Hutchins, Bell and Baker. Our Compensation Committee has oversight responsibility for the compensation programs for our executive officers and other employees. All members of our Compensation Committee are independent directors as required by the listing standards of the NASDAQ Global Market.  A copy of the Compensation Committee’s Charter is on the Company’s website at www.point360.com.

Director Independence and Meetings

The Board of Directors has determined that each director other than the Company’s Chief Executive Officer, Haig S. Bagerdjian, is “independent” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market, Inc., and that each member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is “independent” within the meaning of Rule 5605(a)(2).

During the fiscal year ended June 30, 2010, the Board of Directors held seven meetings.  The Audit, Nominating and Governance and Compensation Committees held five, one and two meetings, respectively, during the fiscal year ended June 30, 2010, either separately or in conjunction with regular meetings of the Board of Directors.  During fiscal 2010, each director attended all of meetings of the Board and of committees of the Board on which he served during his respective term as a director.

Director Nominee Criteria and Process

The Nominating and Governance Committee will consider shareholder nominations for candidates for membership on the Board.  In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Point.360
2777 N. Ontario Street
Burbank, CA 91504

The Nominating and Governance Committee believes that members of the Board should have the highest professional and personal ethics and values.  They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Each director must represent the interests of all shareholders.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  The Nominating and Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.  As described above, the Nominating and Governance Committee considers shareholder nominations for candidates for the Board.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee.  The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.  Although the Nominating and Governance Committee believes that director nominees should add to the range of backgrounds and experiences of the Company’s directors, neither the Nominating and Governance Committee nor the Board of Directors has a policy regarding the consideration of diversity in identifying and evaluating director nominees.

All five of the director nominees identified in this Proxy Statement currently serve as directors of the Company and were elected as directors at the Company’s last annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Haig S. Bagerdjian serves as the Chairman of the Board of Directors and as the Company’s President and Chief Executive Officer.  Given Mr. Bagerdjian’s extensive business experience and knowledge of the Company, the Board believes that the interests of all of the Company’s shareholders are best served at the present time through a leadership model with a combined Chairman/CEO structure.  The Board also believes that Mr. Bagerdjian’s extensive knowledge of the Company and the industry in which it operates places him in the best position to provide leadership to the Board as it considers strategy and that having a Chairman who is not involved with the day-to-day operations of the Company would not be productive or in the best interests of the Company’s shareholders.  Although the Board has not designated any other director to serve as its “lead independent director,” all of the Company’s directors (other than Mr. Bagerdjian) are independent and have access to the Chief Executive Officer and other Company executives on request.  All of the Company’s independent directors serve actively on Board committees and may request agenda topics to be addressed at Board and committee meetings.

The full Board of Directors has responsibility for general oversight of risks facing the Company, with reviews of certain areas of risk being conducted by the relevant Board committees, which then provide reports to the full Board.  The Board receives reports from management on areas of risk facing the Company and periodically conducts discussions with management regarding the identification, assessment and management of these risks.

Shareholder Communications with the Board of Directors

Any shareholder who desires to communicate with the entire Board of Directors or with specified directors should send a letter to the Company’s Corporate Secretary at the Company’s address listed above under “Director Nominee Criteria and Process”.  All such letters will be sent to all Board members or, if applicable, to the directors specified by the shareholder.

Directors’ Attendance at Annual Shareholder Meetings

Directors are encouraged by the Board to attend annual meetings of the Company shareholders.  All directors attended the last annual meeting of shareholders.

The Board of Directors recommends that shareholders vote “FOR” the election as directors of the five nominees listed above.

PROPOSAL TO APPROVE THE 2010 INCENTIVE PLAN OF POINT.360
(Item 2 on proxy card)

In September 2010, the Board of Directors adopted the 2010 Incentive Plan of Point.360 (the “Plan”).  Implementation of the Plan is subject to shareholder approval.  A copy of the Plan is attached as Appendix A to this Proxy Statement.

A summary of the Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the Plan.

Purpose

The purpose of the Plan is to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our Common Stock.

Types and Number of Plan Awards

The Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of the Company or our subsidiaries or who are consultants or advisers to such entities:

•
“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder (“Incentive Options”);

•	Stock options that are not intended to qualify as Incentive Options (“Non-Qualified Options”);

•	Stock appreciation rights that pay in cash when exercised an amount equal to the excess of the value of the Common Stock at that time over the value at the date of grant (“Stock Appreciation Rights”);

•	Shares of Common Stock that are subject to specified restrictions (“Restricted Stock”) or that are not subject to restrictions (“Unrestricted Stock”); and

•	Performance compensation awards that are payable in either Common Stock or cash or in a combination of Common Stock and cash (“Performance Awards”).

Incentive Options and Non-Qualified Options are jointly referred to below as “Options.”  Restricted Stock, Unrestricted Stock and the portion of Performance Awards payable in Common Stock are collectively referred to below as “Stock Awards.”  Shares of Restricted Stock and Unrestricted Stock may be granted without the payment of a purchase price by the recipient, or such shares may be sold to the recipient.

Up to 4,000,000 shares of Common Stock may be issued by the Company under the Plan.  However, no person may be granted awards under the Plan during any twelve-month period that cover more than 1,000,000 shares of Common Stock.  Furthermore, with respect to Performance Awards, the maximum Performance Award payable to any one person under the Plan for a specified performance period is 1,000,000 shares of Common Stock or, in the event the Performance Award is paid in cash, the equivalent cash value thereof on the last day of the performance period to which the award relates.

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Plan’s Administrator, in its discretion, in (1) the number and class of shares of stock subject to the Plan and each Option and grant of Stock Awards outstanding under the Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award.  For example, if an Option is for 1,000 shares for $2.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $1.00 per share.

Administration of the Plan

The Plan will be administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights, Stock Awards and Performance Awards. Subject to the requirements imposed by the Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award and Performance Award, including the number of shares granted, the purchase price (if any), the vesting, transfer and other restrictions imposed on the stock and the amount of cash that is payable under a Performance Award. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the Plan or of any award under the Plan.

Neither the Board of Directors, the Compensation Committee nor any other committee of the Board to which administration of the Plan is delegated will provide advice to participants about whether or not to accept or exercise their awards. Each participant must make his or her own decision about whether or not to accept or exercise an award. Members of our Board of Directors are elected at the Company’s annual meeting of shareholders, and each member of the Compensation Committee or other Board committee to which administration of the Plan may be delegated is a director of the Company. The Board of Directors has authority, at any time or from time to time, to appoint, remove and replace members of the Compensation Committee or other Board committee to which administration of the Plan is delegated.

The Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

Eligible Plan Participants

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the Plan.  Incentive Options may only be granted under the Plan to a person who is a full-time officer or employee of the Company or a subsidiary.  The Administrator will determine from time to time which directors, employees, consultants and advisors will be granted awards under the Plan.

Nothing in the Plan or in any award under the Plan limits in any way the right of the Company or of any of its subsidiaries to terminate the employment or consulting or advising relationship of any award holder at any time.

Terms of Awards

Written Agreement

Each award under the Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right, Stock Award or Performance Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee, but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award.  The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the Plan.  The Administrator also has discretion to accept the following types of payment from participants:

•	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or an executive officer;

•
Shares of our Common Stock already owned by the Option or Stock Award  holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months; and

•	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes.  A holder of Stock Awards or other Performance Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable, once the cash component of a Performance Award is paid or at any other time required by applicable law.

Terms of Performance Awards

Under Section 162(m) of the Internal Revenue Code, an income tax deduction generally is not available to a public company for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers unless the compensation is “performance-based.”   Options and Stock Appreciation Rights are “performance-based” if their exercise or reference prices are equal to at least 100% of our Common Stock’s fair market value at the time of grant.

Under the Plan, the Administrator has the authority to designate every other award under the Plan as a Performance Award in order to qualify the award as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.  To be “performance-based compensation” within the meaning of Section 162(m), an award other than an Option or a Stock Appreciation Right must be conditioned on the achievement of one or more objective performance goals.  The Plan provides that the performance goals set by the Administrator for a Performance Award must be based on the attainment of specific levels of performance of the Company (or an affiliate, division or operational unit of the Company) and shall be limited to the following:  return on net assets, return on stockholders’ equity, return on assets, return on capital, revenue, average revenue per subscriber, stockholder returns, profit margin, earnings per share of Common Stock, net earnings, operating earnings, free cash flow, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, Common Stock price, enterprise value, equity market capitalization or sales or market share.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the “Securities Act”), applicable state and foreign securities laws and the requirements of the NASDAQ Global Market.

Effects of Certain Corporate Transactions

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the corporate transaction and all unvested Restricted Stock awards will be forfeited immediately prior to the consummation of the corporate transaction.  The Administrator, in its discretion, may permit exercise of any Options or Stock Appreciation Rights prior to their termination, even if those awards would not otherwise have been exercisable, or provide that outstanding awards will be assumed or an equivalent Option or Stock Appreciation Right substituted by a successor corporation.  The Administrator may also provide that outstanding Options and Stock Appreciation Rights will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the Options or Stock Appreciation Rights over the exercise price or base value of the Options or Stock Appreciation Rights, respectively.  The Administrator, in its discretion, may remove any restrictions as to any Restricted Stock awards or provide that all outstanding Restricted Stock awards will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions.  In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•
An acquisition of beneficial ownership of more than fifty percent of our outstanding capital stock by one person, other than Haig Bagerdjian or more than one person acting in concert with persons other than Haig Bagerdjian.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the Plan.  With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards or Performance Awards.  No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of the NASDAQ Global Market.  Unless terminated earlier by the Board of Directors, the Plan will terminate automatically on September 15, 2020, which is the tenth anniversary of the date of the Plan’s adoption by the Board.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the Plan and the subsequent sale of Common Stock acquired under the  Plan.  The tax effect of your awards may vary depending upon particular circumstances, and the income tax laws and regulations change frequently.

General.  A recipient of an award of Options or Stock Appreciation Rights under the Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant.  The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options.  The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.  This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options.  The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option.  In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option.  The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition.   Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares.  If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.  If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights.  The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant.  This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards.  The recipient of a Stock Award (including the portion of a Performance Award payable in Common Stock) will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee.  When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares.  Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest).  If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Performance Awards Payable in Cash.  The recipient of a Performance Award payable in cash will recognize ordinary income when the award is paid to the recipient.

Deduction for the Company.  The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable.  Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers subject to certain exceptions.   The Plan is designed to comply with applicable exceptions from the limitation of Section 162(m) as to all awards granted under that Plan.

New Plan Benefits

The amount and timing of awards under the Plan will be determined in the sole discretion of the Administrator.  The future awards that will be received under the Plan by executive officers, other employees, directors and other persons are discretionary and therefore are not determinable at this time.

The awards that we made in the 2009 fiscal year under the Company’s 2007 Equity Incentive Plan are summarized in the sections of this Proxy Statement entitled “Management-Compensation of Directors” and “Management-Executive Compensation.”

Additional Information

The closing price of the Company’s Common Stock, as reported by the Nasdaq Global Market on September 29, 2010, was $1.20.

We intend to file with the SEC a Registration Statement on Form S-8 to cover our offer, sale and issuance of shares of Common Stock under the Plan.

The Board of Directors recommends that shareholders vote “FOR” the approval of the 2010 Incentive Plan.

PROPOSAL TO RATIFY THE APPOINMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Item 3 on proxy card)

We are asking you to ratify the Board’s selection of SingerLewak LLP (“SingerLewak”) as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

Effective July 26, 2002, Old Point.360 (our predecessor company), through action of its Audit Committee, engaged SingerLewak as its independent registered public accounting firm.  SingerLewak audited Old Point.360’s and Point.360’s financial statements for the fiscal years 2002 through 2010.

We do not anticipate that any representative of SingerLewak will attend the Annual Meeting.

We are submitting this proposal to you because we believe that such action follows sound corporate practice.  If ratification of the appointment of SingerLewak as our independent registered public accounting firm is not obtained at the Annual Meeting, the Audit Committee will reconsider its appointment.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of SingerLewak as the Company’s independent registered public accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is comprised of three independent directors, who have signed this report, and the Audit Committee operates under a written charter. The purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, review the Company’s internal accounting procedures and controls, oversee the independence, qualification and performance of the Company’s independent accountants, and appoint the independent accountants.

The Board of Directors has determined that Messrs. Baker, Oki and Bell are independent (within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, Inc. and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable rules of the SEC).  The Board has also determined that Messrs. Baker, Bell and Oki are each an “audit committee financial expert” under applicable SEC rules.

During fiscal year 2010, the Audit Committee met with the senior members of the Company’s management team and the Company’s independent accountants. The Audit Committee also met separately with the Company’s independent accountants and separately with the Company’s Chief Financial Officer. The parties discussed financial management, accounting and internal controls.

The Audit Committee appointed the Company’s independent accountants and reviewed with the Company’s financial management and the independent accountants the overall audit scope and plans, the results of internal and external audit examinations, evaluations by the accountants of the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report with the Company’s management including, without limitation, a discussion of the quality and not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements as well as in Management’s Discussion and Analysis of Results of Operations and Financial Condition in our Annual Report on Form 10-K. In addressing the reasonableness of management’s accounting judgments, members of the Audit Committee asked for and received management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and accountants their general preference for conservative policies when a range of accounting options is available.

            In its meeting with representatives of the independent accountants, the Audit Committee asked for and received responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions included (1) whether there were any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the accountants themselves prepared and been responsible for the financial statements; (2) whether, based on the auditors’ experience and their knowledge of the Company, the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements; and (3) whether, based on their experience and their knowledge of the Company, they believe the Company has implemented internal controls that are appropriate for the Company.

The Audit Committee has discussed with SingerLewak the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received from SingerLewak the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak their independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 filed with the SEC.

Audit Committee

Robert A. Baker
Sam P. Bell
G. Samuel Oki

CODE OF ETHICS

On May 30, 2007, the Company adopted a Code of Ethics (the “Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer and all other employees.  Among other provisions, the Code sets forth standards for honest and ethical conduct, full and fair disclosure in public filings and shareholder communications, compliance with laws, rules and regulations, reporting of code violations and accountability for adherence to the Code.  The text of the Code has been posted on the Company’s website (www.point360.com).  A copy of the Code can be obtained free-of-charge upon written request to:
Corporate Secretary
Point.360
2777 North Ontario Street
Burbank, CA 91504

If the Company makes any amendment to, or grant any waivers of, a provision of the Code that applies to our principal executive officer or principal financial officer and that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons for the amendment or waiver on our website.
MANAGEMENT

Executive Officers and Directors

The directors, director nominees and executive officers of the Company are as follows:

Name	Age	Position

Haig S. Bagerdjian	54	Chairman of the Board of Directors, President and
		Chief Executive Officer

Alan R. Steel	65	Executive Vice President, Finance and Administration,
		Chief Financial Officer and Secretary

Robert A. Baker	71	Director

Greggory J. Hutchins	49	Director

Sam P. Bell	74	Director

G. Samuel Oki	59	Director

HAIG S. BAGERDJIAN became Chairman of the Board of Old Point.360 (our predecessor company) in September 2001 and was appointed President and Chief Executive Officer in October 2002. He was appointed to these positions with the Company in April 2007.  He was Executive Vice President of Syncor International Corporation, a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, from 1991 to 2002.  From 1987 to 1991, he served in several executive level positions at Calmark Holding Corporation.  He also was General Counsel for American Adventure, Inc., which was a subsidiary of Calmark Holding.  Mr. Bagerdjian received a J.D. from Harvard Law School and is admitted to the State Bar of California.  Mr. Bagerdjian is a director of Innodata-Isogen, Inc.  Mr. Bagerdjian’s diverse business experience provides him with a wide range of expertise that is valuable to our Board in confronting various business-related challenges and opportunities.

ALAN R. STEEL became Executive Vice President, Finance and Administration and Chief Financial Officer of Old Point.360 in November 2000.  He was appointed to these positions with the Company in April 2007.  From 1994 to 2000, Mr. Steel was Vice President, Finance and Chief Financial Officer of Advanced Machine Vision Corporation, a NASDAQ listed company involved in research, development, manufacturing and sales of sophisticated vision sorting and defect removal equipment for food, paper, tobacco and other markets. From 1983 to 1994, Mr. Steel was Vice President and Chief Financial Officer of DDL Electronics, Inc., a New York Stock Exchange listed company in the electronics industry.  Mr. Steel served as controller of DDL from 1980-1983.  Mr. Steel was previously a financial manager for Atlantic Richfield Company and a certified public accountant with Arthur Andersen & Co.

ROBERT A. BAKER is the President and Chief Executive Officer of RAB Associates, a Los Angeles, California-based firm specializing in financial reorganizations, crisis management and equity receiverships, which he founded in 1974.  Prior to establishing RAB Associates, Mr. Baker was the President and CEO of American Management Company, a management consulting firm specializing in computer system design and programming.  Mr. Baker’s experience in advising corporations that confront various challenging financial events and conditions assists the Board in developing the Company’s business strategies and monitoring their execution.

GREGGORY J. HUTCHINS is a tax partner at Holthouse Carlin & Van Trigt, LLP, a public accounting firm.  Prior to joining Holthouse Carlin & Van Trigt in January 1993, Mr. Hutchins served as Senior Tax Manager for KPMG Peat Marwick, managing corporate and high net worth individual clients from August 1984 until December 1992.  Mr. Hutchins’ tax and accounting expertise assists the Board in addressing tax-related filing and reporting requirements with which the Company must comply.

SAM P. BELL was President of Los Angeles Business Advisors (LABA) from 1996 to 2004, at which time, LABA ceased operations.  LABA was comprised of 30 chief executive officers of major companies in the Los Angeles region and focused on high impact projects where their collective resources could be utilized to positively influence the economic vitality of the area.  Prior to joining LABA, Mr. Bell was Area Managing Partner of Ernst & Young, certified public accountants, for the Pacific Southwest Region, retiring in 1996 after 39 years with the firm.  Mr. Bell currently serves, or has served in the past, in high-level positions for numerous charitable and educational concerns, and is a current panel member for the NASDAQ in reviewing filing issues for NASDAQ-listed companies.  Mr. Bell is currently a board member of TCW Strategic Income Fund, Inc., TCW Funds and Broadway National Bank.  Mr. Bell’s extensive accounting experience assists the Board and the Audit Committee in addressing the numerous accounting-related issues, regulations and SEC reporting requirements to which public companies are subject.

G. SAMUEL OKI has served as President of Meta Information Services, Inc., a database and information management services enterprise, since 1982.  Mr. Oki has served as an officer and board member of a number of closely held companies in the electronic information management sector.  Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California.  Mr. Oki brings to the Board valuable experience in serving as a director of other companies and in confronting the issues to which the directors of a wide range of companies are subject.

Each executive officer serves in office at the discretion of the Board of Directors, subject to the terms of any employment agreement that may be entered into with such officer.

Compensation of Directors

Each director who is not an employee of the Company is paid a cash fee of $3,750 per quarter, $1,000 for each meeting attended in person and $500 for each meeting attended telephonically.  Board committee members receive $500 for each meeting not held in conjunction with a Board meeting. The chairman of the audit committee receives $7,500 per year, and chairmen of the compensation and nominating and corporate governance committees receive $4,000 and $3,000, per year, respectively.  Each director also receives an annual fully vested stock option grant to purchase 7,500 shares at an exercise price equal to the fair market value on the date of any annual meeting at which the director is reelected to the Board.  Members of the Board who are not employees of the Company receive options to purchase 15,000 shares of Common Stock upon their initial election to the Board.  These options vest in 50% increments over the two-year period following the date of grant.  Directors are also reimbursed for travel and other reasonable expenses relating to meetings of the Board.

The following table sets forth, for each director who is not also a named executive in the Summary Compensation Table, compensation for the year ended June 30, 2010:

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(1)	Total ($)
Robert A. Baker	$25,500	$3,300	$28,800
Greggory J. Hutchins	22,000	3,300	25,300
Sam P. Bell	30,000	3,300	33,300
G. Samuel Oki	26,500	3,300	29,800

(1)
Represents the aggregate grant date fair value of the stock option awarded to each director on November 19, 2009, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), and does not take into account any estimated forfeitures. For information regarding the valuation assumptions used with respect to the option grants, see Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2010.  The amount for each director shown above does not necessarily correspond to the actual value that will be recognized by the director from the award.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation for the Chief Executive Officer and the Chief Financial Officer for the three years ended June 30, 2010.  No other executive officer’s total compensation for the year ended June 30, 2010 exceeded $100,000.
Name and Principal Position	Year	Salary ($)	Bonus	Option Awards ($)(1)	All Other Compensation(2)	Total ($)

Haig S. Bagerdjian	2010	$399,000	$60,000	$106,000	$21,000	$586,000
Chairman, President and	2009	$382,000	$60,000	$89,000	$38,000	$569,000
Chief Executive Officer	2008	$367,000	$310,000	$32,000	$27,000	$736,000

Alan R. Steel	2010	$270,000	$30,000	$53,000	$12,000	$365,000
Executive Vice President,	2009	$265,000	$30,000	$39,000	$29,000	$363,000
Finance and Administration, Chief Financial Officer, and Secretary	2008	$241,000	$180,000	$14,000	$18,000	$453,000
(1)
Represents the aggregate grant date fair value of the stock options awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718, and does not take into account any estimated forfeitures.  For information regarding the valuation assumptions used with respect to the option grants, see Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2010.  The amounts shown above do not necessarily correspond to the actual values that will be recognized by each officer from the awards.

(2) Amounts consist of annual contributions made to the Company’s 401(k) plan, health insurance premiums and automobile expenses paid by the Company for the benefit of the named executive officer.

Options Granted In the Year Ended June 30, 2010

Stock option awards granted to the executive officers named in the Summary Compensation Table during the year ended June 30, 2010 were as follows:

Grants of Plan-Based Awards
Name	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards ($/sh.)	Grant Date Fair Value of Stock and Option Awards(2)
Haig S. Bagerdjian	150,000	$1.29	$106,000

Alan R. Steel	75,000	$1.29	$53,000

(1) Options were granted on February 10, 2010.  Options will vest 25% on each of the first four anniversary dates of the grant.

(2) Represents the aggregate grant date fair value of the stock options awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718, and does not take into account any estimated forfeitures. The amounts shown above do not necessarily correspond to the actual values that will be recognized by each officer from the awards.

All options in the above table were unexercised as of June 30, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the options held by each of the Company’s executive officers who are named in the Summary Compensation Table as of June 30, 2010.

	Number of Securities Underlying Unexercised Options (#)		Option	Option
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date

Haig S. Bagerdjian	200,000	200,000	$1.79	2/13/13
	30,000	90,000	$1.20	2/12/14
	-	150,000	$1.29	2/10/15

Alan R. Steel	87,500	87,500	$1.79	2/13/13
	13,125	39,375	$1.20	2/10/14
	-	75,000	$1.29	2/10/15

(1)  All options vest 25% annually beginning on the first anniversary of the grant date.

2007 Equity Incentive Plan

Point.360’s Board of Directors has adopted the Point.360 2007 Equity Incentive Plan (the “2007 Plan”), and the Company’s shareholders have approved the 2007 Plan.  Up to 2,000,000 shares of our Common Stock may be issued under the 2007 Plan.  Pursuant to the 2007 Plan, officers, non-employee directors and employees of Point.360, as well as other persons who render services to or are otherwise associated with Point.360, are eligible to receive incentive and/or nonqualified stock options.  The 2007 Plan expires in April 2017.  The 2007 Plan is administered by the Board of Directors.  The selection of participants, allotments of shares, determination of price and other conditions or purchase of options will be determined by the Board or a Stock Option Committee appointed by the Board at its sole discretion in order to attract and retain persons instrumental to the success of Point.360.  Incentive stock options granted under the 2007 Plan are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the 2007 Plan to shareholder owning more than 10% of the voting power of  Point.360 on the date of grant may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant.  Non-qualified options granted under the 2007 Plan may not be granted at less than the fair market value of the Common Stock on the date of grant.

The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of June 30, 2010:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)

Equity compensation plans approved by shareholders	1,631,075	$1.58	356,925
Equity compensation plans not approved by shareholders	-	$-	-

Severance Agreements

The Company has entered into severance agreements with Messrs. Bagerdjian and Steel. The agreements provide that if Mr. Bagerdjian or Mr. Steel is terminated following a change in control during the term of the agreements other than for cause, disability or without good reason (as defined), then Mr. Bagerdjian and Mr. Steel shall receive a severance payment equal to 275% and 200%, respectively, of the sum of (1) base salary and (2) the higher of (x) the average bonus earned during the preceding three years or (y) the target annual bonus for the year in which the termination occurs. If terminated under the severance agreement, Mr. Bagerdjian and Mr. Steel would also receive employee benefits for specified periods of time. Furthermore, previously granted stock options shall vest fully. Under certain circumstances, amounts paid pursuant to the severance agreements will be subject to a tax gross-up payment if such amounts are subject to an excise tax as contemplated by Section 280G of the Internal Revenue Code. For purposes of the severance agreements, a change of control shall be deemed to have occurred if (A) a tender offer shall be made and consummated for the ownership of 35% or more of the outstanding voting securities of the Company, (B) the Company shall be merged or consolidated with another corporation and as result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (C) the Company shall sell, lease, exchange or transfer substantially all of its assets to another corporation, entity or person which is not a wholly-owned subsidiary, (D) a person (other than executive), as defined in Sections 13(d) and 14 (d) of the Exchange Act, shall acquire 35% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record, in a single transaction or a series of related transactions by one person or more than one person acting in concert), or (E) the shareholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.

Assuming that a triggering event occurred on June 30, 2010, severance amounts payable would have been $1,925,000 and $864,000 for Messrs. Bagerdjian and Steel, respectively, plus life, disability and health insurance benefits for 33 months immediately following the date of termination. The value of such benefits is estimated to be $17,000 and $26,000 for Messrs. Bagerdjian and Steel, respectively, based on the cost of such benefits on June 30, 2010.

Indemnification of Officers and Directors

Point.360’s Articles of Incorporation limit the liability of our directors. As permitted by the California General Corporation Law, directors will not be liable to Point.360 for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. Such limitation does not affect liability for any breach of a director’s duty to Point.360 or its shareholders (1) with respect to approval by the director of any transaction from which he derives an improper personal benefit, (2) with respect to acts or omissions involving an absence of good faith, that he believes to be contrary to the best interest of Point.360 or our shareholders, that involve intentional misconduct or a knowing culpable violations of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his duty to Point.360 or our shareholders, or that show a reckless disregard for his duty to Point.360 or our shareholders in circumstances in which he was, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to Point.360 or our shareholders, or (3) based on transactions between Point.360 and our directors or another corporation with interrelated directors or on improper distribution, loans or guarantees under applicable sections of the California General Corporation Law. Such limitation of liability also does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Bylaws state that, to the maximum extent permitted by the California General Corporation Law and by our Articles of Incorporation, we will indemnify each of our officers and directors and may indemnify each of our other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of Point.360. Our Bylaws also state that the indemnification provided by the Bylaws will not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Bylaws or any agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and that no provision of the Bylaws will limit or prohibit indemnification by us to the fullest extent permitted by California law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the provisions described above, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

TRANSACTIONS WITH RELATED PERSONS

During the year ended June 30, 2010, the Company paid $68,000 to Holthouse Carlin & Van Trigt LLP (“HCVT”) for the preparation of tax returns and other tax related services. Mr. Hutchins is a partner in HCVT.

In September 2010, in connection with the settlement of a lawsuit between the Company and DG FastChannel, Inc. (“DGFC”), Mr. Bagerdjian entered into a Put and Call Agreement with DGFC. Pursuant to the settlement of the lawsuit, Point.360 issued 250,000 shares of its Common Stock to DGFC valued at $500,000. Mr. Bagerdjian has the right to purchase the shares at any time before March 21, 2011 for $500,000. DGFC has the right to sell the shares to Mr. Bagerdjian for $500,000 (the “put right”) on March 21, 2011. If DGFC exercises the put right, the Company may be required, at Mr. Bagerdjian’s option, to (1) purchase the shares from Mr. Bagerdjian for $500,000 in cash or (2) pay the difference between $2.00 per share and the market price of the Common Stock (if positive) on March 21, 2011 in cash or by the issuance of additional shares of the Company’s Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 30, 2010, by (1) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (2) each of Point.360’s directors and director nominees; (3) each executive officer identified in the Summary Compensation Table; and (4) all executive officers and directors of the Company as a group:

Name of Beneficial Owner	Total number of shares beneficially owned (1)	Percentage of Class

Haig S. Bagerdjian	5,720,911	52.0%
Robert A. Baker	39,000	*
Greggory J. Hutchins	116,000	1.1%
Sam P. Bell	47,500	*
G. Samuel Oki	61,100	*
Alan R. Steel	202,925	1.9%

All directors and executive officers as a group	6,187,436	55.2%

* Less than 1%.
(1)   Includes vested stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act and rules promulgated thereunder, the Company’s directors, executive officers, and any person holding beneficially more than 10% of the Company’s Common Stock are required to report their ownership of the Company’s securities and any changes in that ownership to the SEC and to file copies of the reports with the Company.  Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failures to file by these dates during the last fiscal year.

Based upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of its directors, executive officers and persons owning more than 10% of the Company’s Common Stock complied during the year ended June 30, 2010 with the reporting requirements of Section 16(a) of the Exchange Act.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

SingerLewak examined, as independent accountants, the financial statements of the Company for the years ended June 30, 2010 and 2009.  The following table shows the fees billed to us by SingerLewak for the audit and other services rendered by SingerLewak during these periods.  The Audit Committee has determined that the non-audit services rendered by SingerLewak were compatible with maintaining SingerLewak’s independence.

	2009	2010
Audit Fees (1)	$217,000	$238,000
Audit-Related Fees (2)	27,000	-
Tax Fees	-	-
All Other Fees	-	-
Total	$244,000	$238,000

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations.

All audit related and other services rendered by SingerLewak were pre-approved by the Audit Committee.  The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by SingerLewak.  The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.  Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee.  All pre-approval decisions must be reported to the Audit Committee at its next meeting if not approved in conjunction with an Audit Committee Meeting.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” shall not be deemed to be incorporated, unless specifically otherwise provided in such filing.

SHAREHOLDER PROPOSALS AT THE NEXT
ANNUAL MEETING OF SHAREHOLDERS

Shareholders of the Company who intend to submit proposals to the Company’s shareholders for inclusion in the Company’s proxy statement and form of proxy relating to the next annual meeting of shareholders must submit such proposals to the Company no later than June 10, 2011 in order to be included in the proxy materials.  Shareholder proposals should be submitted to the Corporate Secretary, Point.360, 2777 N. Ontario Street, Burbank, CA 91504.

For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead sought to be presented directly at the 2011 annual meeting, SEC rules permit the persons named in the Company’s form of proxy for the next annual meeting to vote proxies in their discretion if the Company (1) receives notice of the proposal before August 24, 2011 and advises shareholders in the 2011 proxy statement about the nature of the matter and how the proxy holders intend to vote or (2) does not receive notice of the proposal before August 24, 2011.  Notices of intention to present proposals directly at the 2009 annual meeting should be submitted to the Corporate Secretary, Point.360, 2777 N. Ontario Street, Burbank, CA 91504.

OTHER MATTERS

If any matters not referred to in this Proxy Statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. The Board of Directors is not aware of any such matters that may be presented for action at the meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2010, as filed with the SEC, including the financial statements and financial statement schedules thereto, to any shareholder desiring a copy.  Shareholders may write to the Company at:

Point.360
Attn: Corporate Secretary
2777 N. Ontario Street
Burbank, CA 91504.

By Order of the Board of Directors,

/s/ Alan R. Steel
Alan R. Steel
Executive Vice President,
October 8, 2010	Finance and Administration

APPENDIX A

2010 INCENTIVE PLAN
OF
POINT.360

1.	PURPOSES OF THE PLAN

The purposes of the 2010 Incentive Plan (the “Plan”) of Point.360, a California corporation (the “Company”), are to:

1.1         Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2         Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3         Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1         The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) grant or sell Common Stock subject to restrictions (“restricted stock”) or without restrictions and (iv) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants; and (v) performance compensation awards in either Common Stock or cash or in combinations of Common Stock and cash.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan or performance compensation awards.  The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code.  The term “employee” includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.  The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.2         Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any option holder or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock under the Plan which may be offered, or issued as restricted stock or unrestricted stock on the exercise of Options or SARs or otherwise under the Plan shall not exceed 4,000,000 shares of Common Stock.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan.  If shares of restricted stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than 1,000,000 shares.

4.	ADMINISTRATION

4.1         The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Administrator”) selected by the Board to administer the Plan, or of part thereof (in either case, the “Administrator”).  The Board shall appoint and remove members of the Administrator in its discretion in accordance with applicable laws.  At the Board’s discretion, the Administrator may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or  “outside directors” within the meaning of Section 162(m) of the Code.  The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2         Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell restricted stock or unrestricted stock; (ii) to determine the fair market value of the Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of restricted stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or restricted stock or unrestricted stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of restricted stock granted or sold; (v) to grant performance compensation awards under the criteria set forth in the Plan; and (vi) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any restricted  or unrestricted stock award under the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of restricted stock or unrestricted stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (viii) with the consent of the grantee, to rescind any award or exercise of an Option or SAR and to modify or amend the terms of any Option, SAR or restricted stock; (ix) to reduce the purchase price of restricted stock or unrestricted stock; (x) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on restricted stock lapse; (xi) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option. SAR or award of restricted stock or unrestricted stock and a performance compensation award; (xiii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiv) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of restricted stock or unrestricted stock.

4.3         All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of restricted stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1         No Options or SARs shall be granted under the Plan after ten (10) years from the date of adoption of the Plan by the Board.

5.2         Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made.  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3         Each agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4         Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

6.1         Terms and Conditions to Which All Options and SARs Are Subject.  All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

6.1.1       Changes in Capital Structure.  Subject to Section 6.1.2, if the Common Stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or if the Company effects a spin-off of the Company’s subsidiary, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to the Plan and each Option and SAR outstanding under the Plan, and (b) the exercise price of each outstanding Option; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option.  Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to the nature of the adjustments that shall be made, and the extent thereof, shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2       Corporate Transactions.  Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each holder of an Option or SAR at least thirty (30) days prior thereto or as soon as may be practicable.  To the extent not then exercised all Options and SARs shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided; however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options or SARs prior to their termination, even if such Options or SARs would not otherwise have been exercisable, and/or (ii) provide that all or certain of the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person, other than Haig Bagerdjian, or by more than one person acting in concert with persons other than Haig Bagerdjian.

6.1.3       Time of Option or SAR Exercise.  Subject to Section 5 and Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until a written agreement in form and substance satisfactory to the Company is executed by the Company and the grantee.

6.1.4       Grant Date.  The date of grant of an Option or SAR under the Plan shall be the date approved or specified by the Administrator and reflected as the effective date of the applicable agreement.

6.1.5       Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution.  During the life of the grantee, an Option or SAR shall be exercisable only by the grantee or permitted transferee.

6.1.6       Payment.  Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

(a)           Subject to the Sarbanes-Oxley Act of 2002, acceptance of the optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)           Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)           Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d)           By means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7       Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.8       Other Provisions.  Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9       Determination of Value.  For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)           If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10     Option and SAR Term.  No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2         Terms and Conditions to Which Only NQOs and SARs Are Subject.  Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1       Exercise Price.  The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.9).

6.2.2       Termination of Employment.  Except as otherwise provided in the applicable agreement, if for any reason a grantee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs and SARs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date).  For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser.  For purposes of this Section 6.2.2, a grantee’s employment shall not be deemed to terminate by reason of the grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3         Terms and Conditions to Which Only ISOs Are Subject.  Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1       Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.3.2       Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two (2) years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3       Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4       Term.  Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

6.3.5       Termination of Employment.  Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within 90 days of the date of termination (but in no event after the Expiration Date).  For purposes of this Section 6.3.5, an optionee’s employment shall not be deemed to terminate by reason of the optionee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.4         Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

7.	MANNER OF EXERCISE

7.1         An optionee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.7.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.

7.2         Promptly after receipt of written notice of exercise and the applicable payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	STOCK

8.1         Grant or Sale of Stock.

8.1.1       No awards of Common Stock shall be granted under the Plan after ten (10) years from the date of adoption of the Plan by the Board.

8.1.2       The Administrator may issue Common Stock under the Plan as a grant or for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes) as determined by the Administrator. Common Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions, if any, may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a written purchase agreement, grant agreement, or performance compensation award which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient. The purchase agreement, grant agreement or performance compensation award, may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser or grantee of Common Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser or grantee may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.2         Changes in Capital Structure.  In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its sole discretion, in the number and class of restricted stock subject to the Plan and the restricted stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3         Corporate Transactions.  In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, to the extent not previously forfeited, subject to the terms of the purchase agreement, the grant agreement or the performance compensation award, all restricted stock shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may remove any restrictions as to any restricted stock.  The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction.

9.	PERFORMANCE COMPENSATION AWARDS

9.1         General.  The Administrator shall have the authority to designate an award as a performance compensation award in order to qualify such award as “performance-based compensation” under Section 162(m) of the Code.

9.2         Eligibility.  The Administrator will, in its sole discretion, designate within the first ninety (90) days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code) which participants will be eligible to receive performance compensation awards in respect of such Performance Period (defined at the end of this Section 9.2).  Designation of a participant eligible to receive an award for a Performance Period shall not in any manner entitle the participant to receive payment in respect of any award for such Performance Period.  The determination as to whether or not such participant becomes entitled to payment in respect of any performance compensation award shall be decided solely in accordance with the provisions of this Section 9.  Moreover, designation of a participant eligible to receive an award hereunder for a particular Performance Period shall not require designation of such participant eligible to receive an award hereunder in any subsequent Performance Period and designation of one person as a participant eligible to receive an award hereunder shall not require designation of any other person as a participant eligible to receive an award hereunder in such period or in any other period.  “Performance Period” shall mean one or more periods of time of at least one (1) year in duration, as the Administrator may select, over which the attainment of one or more performance goals will be measured for the purpose of determining the participant’s right to, and the payment of, a performance compensation award.  All performance compensation awards under the Plan shall be evidenced by a written agreement.

9.3         Discretion of Administrator with Respect to performance compensation awards.  With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period, the type of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds and levels of the performance goals that are to apply to the Company and the Performance Formula or Formulas.  A “Performance Formula” is an objective formula to be applied against the relevant performance goals to determine, with regard to the performance compensation award of a participant, whether all, some portion but less than all, or none of the performance compensation award has been earned for the Performance Period.  Within the first ninety (90) days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the performance compensation awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 9.3 and record the same in writing.

9.4         Performance Criteria. The criterion or criteria that the Administrator shall select for purposes of establishing the performance goal or goals for a Performance Period with respect to any performance compensation award under the Plan shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on stockholders’ equity, return on assets, return on capital, revenue, average revenue per subscriber, stockholder returns, profit margin, earnings per share of Common Stock, net earnings, operating earnings, free cash flow, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, Common Stock price, enterprise value, equity market capitalization or sales or market share.  To the extent required under Section 162(m) of the Code, the Administrator shall, within the first ninety (90) days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the performance criteria it selects to use for such Performance Period.

9.5         Performance Goals.  The Administrator is authorized at any time during the first ninety (90) days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first ninety (90) days of a Performance Period would not cause the performance compensation awards granted to any participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

9.6         Grant.  The Administrator shall have sole authority to determine the employees (“participants”) who shall receive performance compensation awards, which shall consist of a right which is (i) denominated in cash or Common Stock or a combination thereof, (ii) the Common Stock valued, as determined by the Administrator, in accordance with the achievement of such performance goal or goals during the Performance Period as the Administrator shall establish, and (iii) payable at such time and in such form as the Administrator shall determine.

9.7         Terms and Conditions.

9.7.1       Employment at End of Performance Period.  Unless otherwise provided in the applicable written performance compensation award, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a performance compensation award for such Performance Period.

9.7.2       Certification and Negative Discretion. Following the completion of a Performance Period, the Administrator shall meet to review and certify in writing whether, and to what extent, the performance goals for the Performance Period have been achieved and, if so, to calculate and certify in writing the amount of the performance compensation awards earned for the period based upon the Performance Formula or Formulas.  The Administrator shall then determine the actual size of each Participant’s performance compensation award payment for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.  Negative Discretion is the power of the Administrator to reduce or eliminate the amount of the performance compensation award earned under the Performance Formula in the Performance Period if, in its sole judgment, such reduction or elimination is appropriate.

9.7.3       Right to Payment.  The participant shall be entitled to receive the performance compensation earned as certified by the Administrator.  Performance compensation payments may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the written performance compensation award on the date of grant.

9.7.4       Timing of Award Payments.  The amounts payable for a Performance Period shall be paid to participants as soon as administratively possible following completion of the certifications required by this Section 9.7.2; provided that in no event shall any such payment be made later than the fifteenth day of the third month following the end of such Performance Period.

9.7.5       Maximum Award Payable.  Notwithstanding any provision contained in the Plan to the contrary, the maximum performance compensation award payable to any one participant under the Plan for a Performance Period is 1,000,000 shares of Common Stock or, in the event the performance compensation award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such award relates, or if the award is payable in cash and Common Stock, the cash paid shall be the excess of the award over the value of the Common Stock, as so determined. Furthermore, any payment that has been deferred and is payable in cash shall not, between the date as of which it is deferred and the payment date, increase by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Administrator; any such deferred payment made with respect to Common Stock, shall not increase by an amount greater than the appreciation of a share of Common Stock from the end of the Performance Period to the payment date.

10.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan or any Option, SAR or performance compensation award, or award of Common Stock under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment, consulting or advising of any recipient thereof or restricted stock holder at any time, nor confer upon any of any recipient, optionee or restricted stock holder any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

11.	CONDITIONS UPON ISSUANCE OF SHARES

11.1       Securities Act.  Shares of Common Stock shall not be issued pursuant to the exercise of an Option, SAR or other award under the Plan unless the exercise of such Option or SAR or payment under other awards, the receipt of Common Stock and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

11.2       Non-Compete Agreement.  As a further condition to the receipt of Common Stock pursuant to the exercise of an Option, SAR or any other award under the Plan, the optionee or recipient may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which an Option or SAR is outstanding to such Optionee and for six (6) months after any exercise of an Option or SAR or the receipt of Common Stock pursuant to the exercise of an Option or SAR or other award and, as to restricted stock, for six (6) months after the restrictions on such restricted stock lapse.  Failure to comply with this condition shall cause such Option, SAR and the exercise or issuance of shares thereunder and/or any other award under the Plan to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

12.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

13.	MARKET STAND-OFF

Each optionee, holder of an SAR or recipient of Common Stock under the Plan, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock so acquired during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

14.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan.  Without the consent of an optionee, holder of an SAR or holder of restricted stock, or performance compensation award, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to restricted stock or performance compensation award except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

15.	EFFECTIVE DATE OF PLAN; TERMINATION

The Plan shall become effective upon adoption by the Board; provided, however, that no Option or SAR, or other award under the Plan shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve (12) months after adoption by the Board.  If any Options, SARs or other awards are so granted and stockholder approval shall not have been obtained within twelve (12) months of the date of adoption of the Plan by the Board, such Options, SARs or other awards shall terminate retroactively as of the date they were granted.  In addition,  awards may be made under the Plan and exercise of Options and SARs shall occur only after there has been compliance with all applicable federal and state securities laws and other applicable laws, rules and regulations.   The Plan (but not Options and SARs previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board.  Termination shall not affect any outstanding Options or SARs or the terms applicable to other previously made awards under the Plan.

ANNUAL MEETING OF SHAREHOLDERS OF

POINT.360

November 18, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://finance.yahoo.com/q/sec?s=PTSX

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20533000000000000000 4 111810

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Haig S. Bagerdjian
○ Robert A. Baker
○ Greggory J. Hutchins
○ Sam P. Bell
○ G. Samuel Oki

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

POINT.360

November 18, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://finance.yahoo.com/q/sec?s=PTSX

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20533000000000000000 4 111810

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Haig S. Bagerdjian
- ○ Robert A. Baker
- ○ Greggory J. Hutchins
- ○ Sam P. Bell
- ○ G. Samuel Oki

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

POINT.360

ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 18, 2010

THIS PROXY IS SOLICITED ON BEHALF OF POINT.360

The undersigned hereby appoints Haig S. Bagerdjian and Alan R. Steel and each of them, with full power of substitution, as proxies and with all powers the undersigned would possess if personally present, to vote all of the shares of Common Stock, no par value per share (the "Common Stock"), of Point.360 (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., local time, on Thursday, November 18, 2010, and at any adjournments or postponements thereof, at the facilities of the TroyGould PC, located at 1801 Century Park East, Los Angeles, CA 90067, as directed herein upon the matters set forth on the reverse side hereof and described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and upon such other matters as may properly be brought before such meeting according to their sole discretion.

Receipt of the Notice of Annual Meeting and the Proxy Statement is hereby acknowledged.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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